NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Q4 2024 Financial Results As of December 31, 2024, reported March 13, 2025 1 Exhibit 99.2

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Safe Harbor Statements Certain statements contained in this presentation are "forward-looking statements." We have tried to identify these forward-looking statements by using words such as "may," "might," " will," "expect,” "anticipate,'' "'believe,“ "could," " intend," "plan," "estimate," "should," "if,“ "project," and similar expressions. All statements other than statements of historical facts contained in this presentation, including statements regarding our mission, our strategic plan, our growth strategies, our vision, our market opportunity, future operations, future financial position, our 2025 guidance, prospects, plans, objectives of management and expected market growth and potential are forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events. However, these forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause our actual results, performance or achievements to be materially different from our expectations and projections. Some of these risks, uncertainties and other factors are set forth in this presentation and in other documents we file with the United States Securities and Exchange Commission (the "SEC"). Given these risks and uncertainties, readers are cautioned not to place undue reliance on our forward-looking statements. Projections and other forward-looking statements included in this presentation have been prepared based on assumptions, which we believe to be reasonable, but not in accordance with U.S. Generally Accepted Accounting Principals (“GAAP”) or any guidelines of the SEC. Actual results may vary, perhaps materially. You are strongly cautioned not to place undue reliance on such projections and other forward-looking statements. All subsequent written and oral forward-looking statements attributable us or to persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Except as required by federal securities laws, we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any such forward-looking statements, whether made in this presentation or elsewhere, should be considered in the context of the various disclosures made by us about our businesses including, without limitation, the risk factors discussed above. Accounting Adjustments Related to the Consolidation of the Operations of the PCs In those states which require a licensed Doctor of Chiropractic to own the entity that offers chiropractic services, the Company enters into a management agreement with a professional corporation (PC) licensed in that state to provide chiropractic services. To increase transparency into operating results and to align with accounting rules, the Company will now consolidate the full operations of the PC. This will result in increases to our revenue and G&A expenses by an identical amount and would have no impact on our bottom line except in instances when the PC has sold treatment packages and wellness plans. Revenue from these packages and plans will now be deferred and will be recognized when patients use their visits. The Company has previously consolidated its clinic operations in Non-PC states such as Arizona and New Mexico, and the deferred revenue around packages and plans in those states was already reflected in its financial statements. Therefore, these adjustments are isolated to the managed clinics in PC states. These adjustments will have no impact on cash flow. Business Structure The Joint Corp. is a franchisor of clinics and an operator of clinics in certain states. In Arkansas, California, Colorado, District of Columbia, Florida, Illinois, Kansas, Kentucky, Maryland, Massachusetts, Michigan, Minnesota, New Jersey, New York, North Carolina, Oregon, Pennsylvania, Rhode Island, South Dakota, Tennessee, Washington, West Virginia and Wyoming, The Joint Corp. and its franchisees provide management services to affiliated professional chiropractic practices. 2

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Sanjiv Razdan CEO, President and Director 3

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. First 100 Days: Observations, Strategy and 2025 Plan to Win 4

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Our mission is to improve quality of life through routine and affordable chiropractic care. 5 Our vision is to build America’s most accessible health and wellness company.

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. 14% Q4 2024 revenue from continuing operations up 10% in Q3 2024 6% Q4 2024 comp sales2 up from 4% in Q3 2024 9% Q4 2024 system-wide sales1 up from 8% in Q3 2024 6 1 System-wide sales include revenues at all clinics, whether operated or managed by is important the company or by franchisees. While franchised sales are not recorded as revenues by the company, management believes the information in understanding the company’s financial performance, because these revenues are the basis on which the company calculates and records royalty fees and are indica iv of the financial health of the franchisee base. | 2 System-wide comp sales include only the sales from clinics that have been open at least 13 full months and exclude any clinics that have permanently closed.

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Multi-year, Phased Approach Strengthen Core & Become Pure Play Franchisor 2.0 Capture New Revenue through Additional Channels & Markets 3.0 7

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Strengthen Clinic Economics & Reignite Growth 8 Excel in Patient Experience Turbo Charge Sales & Profits Rapidly Grow Clinic Network Build People Capability & Culture Innovate & Broaden Relevance OUR PATIENTS

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Refranchising: Becoming a Pure Play Franchisor Vast Majority of Clinics in Final Stages of Letters of Intent Negotiations • Marketing in 5 geographical regions: Desert Region, SoCal, NorCal, Southeast & Kansas City Goal: To Enhance Profitability Profile • Generating capital • Increasing franchise royalty revenue • Reducing corporate costs 9

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Drive Revenue Growth 10 • Initiate Dynamic Revenue Management • Strengthen Digital Marketing and Promotional Calendar • Upgrade Patient-facing Technology

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Jake Singleton Chief Financial Officer 11

Strong Operational KPIs ©2024 The Joint Corp All Rights Reserved 1 New patient survey completed early 2025. 1.9M unique patients treated in 2024 957K new patients in 2024 14.7M adjustments in 2024 36% of new patients were new to chiropractic in 2024 1 85% system-wide gross sales from monthly memberships in 2024 Up from 1.7M in 2023 ~345K patients in 2024 had never been to a chiropractor before Compared to 932K in 2023Up from 13.6M in 2023 Compared to 85% in 2023 12NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved.

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. 12 26 82 175 242 265 309 352 394 453 515 610 712 800 842 4 47 61 47 48 60 64 96 126 135 125 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 TOTAL CLINICS OPEN Franchised Company-owned and managed Increasing Franchised Clinics to 87% Total Count 370 399 442 513 312 246 579 706 838 935 967 13

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. 1 Due to rounding, numbers may not add up precisely to the totals. | 2 Income taxes reflect the valuation allowance against the company's deferred tax assets | 3 The results of the corporate clinic segment are reported in from discontinued operations and the franchised clinics in continued operations | 4 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the Appendix. Q4 2024 Continuing Operations as of Dec. 31, 2024 $ in M 1 3 mo.s 12/31/24 3 mo.s 12/31/23 Differences Revenue $14.4 $12.7 $1.7 14% Cost of revenue 3.2 2.8 0.3 12% Sales and marketing 2.7 1.7 1.0 64% Depreciation and amortization 0.3 0.3 0.0 5% G&A 7.2 6.9 0.3 5% Operating income / (loss) 0.9 1.0 (0.1) NA Other income (0.1) 0.0 (0.1) NA Income tax expense 2 0.0 11.2 11.3 NA Net income / (loss) from continuing operations 3 1.0 (10.2) 11.2 NA Net loss from discontinued operations 3 (3.7) (0.9) (2.8) NA Net (loss) (2.7) (11.0) 8.3 NA Adjusted EBITDA from continuing operations 4 2.1 2.2 (0.1) (6%) Adjusted EBITDA from discontinued operations 4 1.2 1.8 (0.6) (32%) Consolidated Adjusted EBITDA 4 3.3 4.0 (0.7) (18%) 14

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Federal tax return net operating loss carryforward was $9.1M at Dec. 31, 2024 Cash flow for the year end Dec. 31, 2024: • $9.4M from operations • $554k from the net proceeds of the sales of clinics • $(2.0)M repayment of JPMorgan Chase LOC in Q1 24 • $(1.2)M for ongoing IT capex and small refreshes for corporate clinics 1 JPMorgan Chase LOC provides immediate access to $20M through February 2027. Strong Liquidity $ in Ms 12/31/24 12/31/23 Unrestricted cash $25.1 $18.2 Restricted cash $0.9 $1.1 Available JP Morgan Chase LOC1 $20.0 $18.0 15

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. 2024 Continuing Operations as of Dec. 31, 2024 $ in M 1 12 mo.s 12/31/24 12 mo.s 12/31/23 Differences Revenue $51.9 $47.0 $4.9 10% Cost of revenue 11.5 10.5 1.0 10% Sales and marketing 10.9 8.7 2.2 26% Depreciation and amortization 1.4 1.3 0.1 7% G&A 29.8 26.2 3.6 14% Operating (loss) / income (1.8) 0.3 (2.1) NA Other income (0.3) 0.1 (0.4) NA Income tax expense 2 0.1 11.0 (10.9) NA Net loss from continuing operations 3 (1.5) (10.8) (9.3) NA Net (loss) / income from discontinued operations 3 (7.0) 1.0 (8.0) NA Net (loss) (8.5) (9.8) 1.3 NA Adjusted EBITDA from continuing operations 4 2.4 4.5 (2.1) (47%) Adjusted EBITDA from discontinued operations 4 9.0 7.7 1.3 17% Consolidated Adjusted EBITDA 4 11.4 12.2 (0.8) (7%) 1 Due to rounding, numbers may not add up precisely to the totals. | 2 Income taxes reflect the valuation allowance against the company's deferred tax assets | 3 The results of the corporate clinic segment are reported in from discontinued operations and the franchised clinics in continued operations | 4 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the Appendix. 1 Due to rounding, nu bers ay not add up precisely to the totals. | 2 Inco e taxes reflect the valuation allowance against the co pany's deferred tax assets | 3 The results of the corporate clinic seg ent are reported in fro discontinued operations and the franchised clinics in continued operations | 4 Reconciliation of Adjusted EBITDA to GAAP earnings is included in the Appendix. 16

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. 2025 Guidance 17 $ in M 2024 Actual 2025 Low Guidance 2025 High Guidance System-wide sales 1 $530.3 $550 $570 System-wide comp sales for all clinics open 13 months or more 2 4% Mid-single digits Consolidated Adjusted EBTIDA 3 $11.4 $10.0 $11.5 New franchised clinic openings excluding the impact of refranchised clinics 57 30 40 1 System-wide sales include revenues at all clinics, whether operated or managed by is important the company or by franchisees. While franchised sales are not recorded as revenues by the company, management believes the information in understanding the company’s financial performance, because these revenues are the basis on which the company calculates and records royalty fees and are indicative of the financial health of the franchisee base. | 2 System-wide comp sales include only the sales from clinics that have been open at least 13 or 48 full months and exclude any clinics that have permanently closed. | 3 The 2025 Adjusted EBITDA estimate includes an adjustment of $4.4 million related to, among other things, stock-based compensation and depreciation and amortization. The company will factor in any additional impairment or restructuring charges related to the refranchising should they be occurred.

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Sanjiv Razdan CEO, President and Director 18

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. New Strategic Plan to Strengthen Core and Reignite Growth Reasons to Join: Reasons to Invest Leading Chiropractic Care Franchise Concept 19 Attractive Asset-light Model Category Leader & Creator Large & Growing Market Strong Recurring Revenue

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. 20 Comp Sales Net New Clinic Openings Adjusted EBITDA System-wide Sales Committed to Driving Success

jake.singleton@thejoint.com Jake Singleton, CFO jake.singleton@thejoint.com The Joint Corp. | 16767 N. Perimeter Dr., Suite 110, Scottsdale, AZ 85260 | (480) 245-5960 https://www.facebook.com/thejointchiro https://twitter.com/thejointchiro https://www.youtube.com/thejointcorp https://www.facebook.com/thejointchiro @thejointchiro https://twitter.com/thejointchiro @thejointchiro https://www.youtube.com/thejointcorp @thejointcorp anjiv.razdan@thejoint.com Sanjiv Razdan, President & CEO sanjiv.razdan@thejoint.com The Joint Corp. | 16767 N. Perimeter Dr., Suite 110, Scottsdale, AZ 85260 | (480) 245-5960 thejoint@lhai.com Kirsten Chapman, LHA Investor Relations thejoint@lhai.com LHA Investor Relations | 50 California Street, Suite 1500 | San Francisco, CA 94111| (415) 433-3777 NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. 21

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. Performance Metrics and Non-GAAP Measures 22 This presentation of commonly discussed performance metrics. System-wide sales include revenues at all clinics, whether operated by the company or by franchisees. While franchised sales are not recorded as revenues by the company, management believes the information is important in understanding the company’s financial performance, because these sales are the basis on which the company calculates and records royalty fees and are indicative of the financial health of the franchisee base. System-wide comp sales include the revenues from both company-owned or managed clinics and franchised clinics that in each case have been open at least 13 full months and exclude any clinics that have closed. This presentation includes non-GAAP financial measures. EBITDA and Adjusted EBITDA are presented because they are important measures used by management to assess financial performance, as management believes they provide a more transparent view of the company’s unde rlying operating performance and operating trends. Reconciliation of historical net income/(loss) to EBITDA and Adjusted EBITDA is presented in the table below. The company defines EBITDA as net income/(loss) before net interest, tax expense, depreciation, and amortization expenses. The company defines Adjusted EBITDA as EBITDA before acquisition-related expenses (which includes contract termination costs associated with reacquired regional developer rights), net (gain)/loss on disposition or impairment, stock-based compensation expenses, costs related to restatement filings, restructuring costs, litigation expenses (consisting of legal and related fees for specific proceedings that arise outside of the ordinary course of our business) and other income related to employee retention credits. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or cash flows from operations, as determined by accounting principles generally accepted in the United States, or GAAP. While EBITDA and Adjusted EBITDA are used as measures of financial performance and the ability to meet debt service requirements, they are not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation. EBITDA and Adjusted EBITDA should be reviewed in conjunction with the company’s financial statements filed with the SEC. Please refer to the reconciliations of non-GAAP financial measures to their GAAP equivalents located in this presentation. This presentation includes forward- looking guidance for certain non-GAAP financial measures, including Adjusted EBITDA. These measures will differ from net income (loss), determined in accordance with GAAP, in ways similar to those described in the reconciliations at the end of this release. We are not able to provide, without unreasonable effort, guidance for net income (loss), determined in accordance with GAAP, or a reconciliation of guidance for Adjusted EBITDA to the most directly comparable GAAP measure because the Company is not able to predict with reasonable certainty the amount or nature of all items that will be included in net income (loss).

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. © 2024 The Joint Corp. All Rights Reserved. Annual Discontinued Operations 2024 23

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. © 2024 The Joint Corp. All Rights Reserved. Quarterly Recast Income Statement 24 2024 2023 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Total revenues $ 12,184,716 $ 12,610,036 $ 12,654,396 $ 14,447,457 $ 11,172,863 $ 11,504,267 $ 11,591,646 $ 12,708,701 Total costs of revenues 2,704,512 2,812,389 2,814,963 3,184,791 2,464,319 2,584,772 2,591,567 2,839,987 Selling and marketing expenses 2,237,583 3,440,391 2,504,168 2,741,200 2,315,052 2,470,188 2,240,656 1,663,768 Depreciation and amortization 329,634 342,454 345,835 345,530 314,796 314,894 318,539 329,919 General and administrative expenses 7,339,308 7,793,465 7,478,669 7,222,128 6,336,586 6,547,337 6,444,614 6,903,078 Total selling, general and administrative expenses 9,906,525 11,576,310 10,328,672 10,308,858 8,966,434 9,332,419 9,003,809 8,896,765 Net loss (gain) on disposition or impairment 275 662 3,581 10,124 — 1,713 87 (22,694) (Loss) income from operations (426,596) (1,779,325) (492,820) 943,684 (257,890) (414,637) (3,817) 994,643 Other (income) loss, net (36,259) (80,471) (83,828) (79,729) (42,748) 105,695 5,484 (4,138) (Loss) income before income tax expense (390,337) (1,698,854) (408,992) 1,023,413 (215,142) (520,332) (9,301) 998,781 Income tax expense (benefit) 8,582 11,169 5,391 37,000 (42,187) (95,823) (15,971) 11,177,392 Net income (loss) from continuing operations (398,919) (1,710,023) (414,383) 986,413 (172,955) (424,509) 6,670 (10,178,611) Income (loss) from discontinued operations before income tax expense 1,516,243 (1,719,222) (2,693,562) (3,883,748) 3,383,195 39,258 (894,990) (1,142,713) Income tax expense (benefit) from discontinued operations 170,345 167,153 57,194 (182,050) 884,076 (64,762) (172,047) (279,725) Net income (loss) from discontinued operations 1,345,898 (1,886,375) (2,750,756) (3,701,698) 2,499,119 104,020 (722,943) (862,988) Net income (loss) 946,979 (3,596,398) (3,165,139) (2,715,285) 2,326,164 (320,489) (716,273) (11,041,599) Net income (loss) from continuing operations per common share Basic $ (0.03) $ (0.11) $ (0.03) $ 0.07 $ (0.01) $ (0.03) $ 0.00 $ (0.69) Diluted $ (0.03) $ (0.11) $ (0.03) $ 0.06 $ (0.01) $ (0.03) $ 0.00 $ (0.68) Net income (loss) from discontinued operations per common share: Basic $ 0.09 $ (0.13) $ (0.18) $ (0.25) $ 0.17 $ 0.01 $ (0.05) $ (0.06) Diluted $ 0.09 $ (0.12) $ (0.18) $ (0.24) $ 0.17 $ 0.01 $ (0.05) $ (0.06) Net income (loss) per common share: Basic $ 0.06 $ (0.24) $ (0.21) $ (0.18) $ 0.16 $ (0.02) $ (0.05) $ (0.75) Diluted $ 0.06 $ (0.24) $ (0.21) $ (0.18) $ 0.16 $ (0.02) $ (0.05) $ (0.74)

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. GAAP – Non-GAAP Reconciliation Q4 2024 vs. Q4 2023 by Category 25

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. GAAP – Non-GAAP Reconciliation 2024 vs. 2023 by Category 26 Year Ended December 31, 2024 2023 from Continuing Operations from Discontinued Operations Consolidated Operations from Continuing Operations from Discontinued Operations Consolidated Operations Non-GAAP Financial Data: (Loss) Income $ (1,536,912) $ (6,992,931) $ (8,529,843) $(10,769,405) $ 1,017,208 $ (9,752,197) Net interest (280,287) 2,114 (278,173) 64,293 3,168 67,461 Depreciation and amortization expense 1,363,453 3,358,684 4,722,137 1,278,148 7,304,055 8,582,203 Income tax expense 62,142 212,642 274,784 11,023,411 367,542 11,390,953 EBITDA (391,604) (3,419,491) (3,811,095) 1,596,447 8,691,973 10,288,420 Stock compensation expense 1,679,005 — 1,679,005 1,737,682 — 1,737,682 Acquisition related expenses 478,710 — 478,710 811,547 61,667 873,214 Net loss on disposition or impairment 14,642 10,439,967 10,454,609 (20,894) 2,653,498 2,632,604 Costs related to restatement filings — — — 380,221 — 380,221 Restructuring Costs 607,231 495,097 1,102,328 — 72,880 72,880 Litigation expenses — 1,481,000 1,481,000 — — — Other income related to the ERC — — — — (3,779,304) (3,779,304) Adjusted EBITDA $ 2,387,984 $ 8,996,573 $ 11,384,557 $ 4,505,003 $ 7,700,714 $12,205,717

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. GAAP – Non-GAAP Reconciliation Quarterly Continuing Operations 27

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. GAAP – Non-GAAP Reconciliation Quarterly Discontinued Operations 28

NASDAQ: JYNT | © 2025 The Joint Corp. All Rights Reserved. GAAP – Non-GAAP Reconciliation Quarterly Consolidated Operations 29